Putnam
New
Opportunities
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report positive results at net asset value for Putnam New Opportunities Fund for the fiscal year ended June 30, 2003, even as we also note that the fund underperformed both its benchmark index and its Lipper peer group average. The details will be found on page 7.

As you will see in the report from fund management, results were hampered by the fact that many of the stocks that did well during the period were those of companies that did not meet the fund's selection criteria. Besides discussing fund strategy in detail, the management teams also offer their views on prospects for the fiscal year that has just begun. Some encouragement may be gained by noting that the declining market we have experienced over the past three years appears to be breaking out of its negative cycle.

Meanwhile, as we look back on one of the most challenging periods in recent investment history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe that in coming months we will see growing evidence of the merits of maintaining a long-term focus and a diversified approach to investing.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 20, 2003


Report from Fund Management

Fund highlights

* Putnam New Opportunities Fund's class A shares posted returns of 1.58% at net asset value and -4.26% at public offering price for the 12-month period ended June 30, 2003.

* The fund's performance was below that of its benchmark, the Russell
  Midcap Growth Index, which returned 7.35% for the period. This was because the fund invests in a wider range of stocks than the index, including those of larger companies, which didn't perform as well as the smaller companies in the index.

* The fund's performance was below the average return for the Lipper Multi-Cap Growth Funds category, which was 2.15%.

* See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

The fund delivered a positive return at net asset value during a volatile time for the financial markets, which included a struggling U.S. economy, the war with Iraq, and a significant stock market rebound at the end of the period. The fund's performance lagged that of its benchmark and the average of funds in its peer group primarily because its holdings in larger companies did not perform as well as stocks of small and midsize companies, such as those in the benchmark Russell Midcap Growth Index. In addition, many of the stocks that performed well during the period were those of companies that did not meet our quality criteria. As always, we remained focused on stocks of companies with a proprietary advantage or market leadership in a particular sector, superior management teams, sound business models, and a record of strong performance. It is important to note that the results for the annual period do not highlight the strong performance gains made for the 2003 year-to-date period. From the start of the calendar year through June 30, 2003, your fund's class A shares delivered a total return of 15.34% at net asset value.

FUND PROFILE

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest-quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.


Market overview

Most of the 12-month period ended June 30, 2003, was characterized by volatility in the financial markets, fueled by declining consumer spending, and sluggish prospects for business profits. Investors were discouraged by almost three years of market losses and either sold stocks or avoided getting back into the market. Many were worried that the economy might slip into another recession before recovering -- an event known as a double-dip recession. Despite an 8-week rally in late 2002, the market generally declined through the early months of 2003 as the prospect of war with Iraq loomed, worried consumers spent less, and the earnings outlook worsened for many businesses.

In the final three months of the period, however, a brighter picture began to emerge. The Dow Jones Industrial Average returned 13.08% in the second quarter of 2003 -- its strongest quarterly gain since the fourth quarter of 2001. The Nasdaq Composite Index, a common measure of technology stock performance, was up 46% from its low in October 2002. The market upswing began in April 2003, when the end of full-scale military conflict in Iraq eased investor concerns about the economic impact of a long war. In addition, a series of first-quarter earnings announcements from businesses exceeded expectations and boosted investor confidence. In May, the market continued its upward climb, breaking through its January peak. Investor optimism continued to build with federal tax cuts, positive economic data, and another interest-rate cut by the Federal Reserve Board in June.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)              7.35%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                       0.25%
-------------------------------------------------------------------------------
S&P 500/Barra Value Index (value stocks)                                -1.84%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  -6.46%
-------------------------------------------------------------------------------

Bonds

-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                             10.40%
-------------------------------------------------------------------------------
Lehman Government Bond Index                                            11.34%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index                                   16.51%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/03.
-------------------------------------------------------------------------------


Strategy overview

Throughout this volatile period, we continued to look for companies with the potential for rapid growth across a broad range of industries. This was a challenge during the slow-growth environment of the past 12 months. To find new opportunities, we cast a wide net, investing in sectors not traditionally viewed as growth oriented, such as energy and transportation. We also positioned the portfolio for an economic recovery, targeting sectors and stocks that we believe will reward investors when growth stocks return to favor.

During the period, consumer cyclical, health-care, and technology stocks made up the greatest portion of the portfolio. In the consumer sector, our focus was on companies that were expected to perform well in the difficult economic environment, such as value-oriented retailers. In health care, the fund was broadly diversified across pharmaceuticals, medical technology, biotechnology, and health-care services.

While the technology sector was hurt most by the bear market, we still believe it offers attractive long-term growth potential. The severe market downturn has taught investors that technology stocks are cyclical; like any market sector with strong growth potential, they cannot appreciate without interruption. However, we believe technology will continue to be a major growth trend and the driving force behind productivity and economic growth. For this reason, technology stocks continued to represent a significant portion of your fund's assets.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                            as of 12/31/02             as of 6/30/03

Retail                           11.7%                      10.9%

Electronics                       7.9%                       9.2%

Software                          7.9%                       8.9%

Health-care services              8.6%                       8.7%

Pharmaceuticals                   8.7%                       8.1%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Among the stocks that made a positive contribution to performance was Marvell Technology Group, Ltd., a semiconductor company. Marvell's computer chips are used in computer storage and broadband communications equipment. The biggest contributor to fund performance during the period, Marvell saw strong demand for its products, despite a difficult economic environment. Fund holding Amdocs Limited was also a strong performer during the annual period. Amdocs provides billing software to businesses, and benefited from increased software spending by large telecommunications services companies. Amdocs is one of the largest independent billing software companies and is a leader in its industry.

In the health-care portion of your fund's portfolio, the stock of Gilead Sciences, Inc. performed well. Gilead is a biotechnology company that specializes in products for patients with life-threatening diseases. Gilead stock climbed when sales of Viread, an HIV drug, exceeded expectations. In addition, the company has other promising HIV drugs in development. On the services side of the health-care sector, Caremark Rx, Inc. helped fund performance. The company distributes prescription drugs through retail and mail-order pharmacies and benefited from proposed Medicaid drug programs.

During the period, your fund's underperformance relative to its benchmark reflected our more conservative approach to some of the stronger-performing stocks. For example, while the stock of Nextel Communications was a positive contributor in your fund's portfolio, it represented a larger proportion of the Russell Midcap Growth Index.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

 1 Pfizer, Inc.
   Pharmaceuticals

 2 QLogic Corp.
   Electronics

 3 Marvell Technology Group, Ltd.
   (Bermuda)
   Electronics

 4 Gilead Sciences, Inc.
   Biotechnology

 5 Caremark Rx, Inc.
   Health-care services

 6 Allergan, Inc.
   Pharmaceuticals

 7 General Electric Co.
   Conglomerates

 8 Microsoft Corp.
   Software

 9 AutoZone, Inc.
   Retail

10 St. Jude Medical, Inc.
   Medical technology

Footnote reads:
These holdings represented 14.4% of the fund's net assets as of 6/30/03. The fund's holdings will change over time.

Other stocks that had a negative effect on performance were Dollar Tree Stores, Inc., an operator of discount variety stores. While this stock detracted from performance during the period, we still believe in the company's long-term growth potential, and performance of this stock improved in the final months of the period. Capital One Financial Corp., a financial services company, and Semtech Corporation, a semiconductor company, also were weak during the period. By the close of the period, we had sold Semtech from the portfolio because we were concerned about its competitive position in the analog semiconductor industry. Capital One Financial remained in the portfolio; we believe their loan losses will stabilize as the economy improves.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Specialty Growth and Large-Cap Growth teams. The members of the Specialty Growth Team are Daniel Miller (Portfolio Leader), Kenneth Doerr (Portfolio Member), Roland Gillis, Anthony Sellitto, and Richard Weed. The members of the Large-Cap Growth Team are Brian O'Toole (Portfolio Member), Tony Elavia, Walt Pearson, and David Santos.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

As we enter a new fiscal year, we are optimistic about the outlook for the economy and the long-term growth prospects for stocks in the fund's portfolio. We are beginning to see signs of stability -- and perhaps recovery -- in the U.S. economy, prompted by low interest rates, changing tax laws, tremendous cost control efforts by corporations, and early signs of improvement in corporate earnings. In light of this environment, we believe we have positioned the portfolio to take advantage of an economic recovery. As a brighter picture emerges, we anticipate that investors will begin moving out of more conservative investments in order to capture growth opportunities. For this reason, we have reduced the fund's exposure to more defensive stocks in favor of those that are economically sensitive. As always, your fund will remain broadly diversified and fully invested in the sectors and stocks that we believe will reward investors with capital appreciation over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended June 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.


-------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------------------------

                    Class A          Class B           Class C           Class M        Class R
(inception dates)  (8/31/90)         (3/1/93)          (7/26/99)         (12/1/94)     (1/21/03)
                  NAV     POP       NAV    CDSC       NAV    CDSC       NAV     POP       NAV
-------------------------------------------------------------------------------------------------
1 year            1.58%  -4.26%     0.81%  -4.19%     0.83%  -0.18%     1.07%   -2.47%   1.36%
-------------------------------------------------------------------------------------------------
5 years         -26.46   30.69    -28.97  -30.05    -29.16  -29.16    -28.29   -30.80  -27.36
Annual average   -5.96   -7.07     -6.61   -6.90     -6.66   -6.66     -6.44    -7.10   -6.19
-------------------------------------------------------------------------------------------------
10 years        115.80  103.40    100.89  100.89    100.24  100.24    105.26    98.09  110.53
Annual average    8.00    7.36      7.22    7.22      7.19    7.19      7.46     7.07    7.73
-------------------------------------------------------------------------------------------------
Annual average
(life of fund)   14.26   13.74     13.43   13.43     13.41   13.41     13.67    13.35   13.98
-------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------
                                                    Lipper Multi-Cap
                          Russell Midcap             Growth Funds
                          Growth Index             category average*
-------------------------------------------------------------------------------
1 year                       7.35%                       2.15%
-------------------------------------------------------------------------------
5 years                     -3.18                       -7.20
Annual average              -0.64                       -2.12
-------------------------------------------------------------------------------
10 years                   125.21                      135.54
Annual average               8.46                        8.45
-------------------------------------------------------------------------------
Annual average
(life of fund)              11.07                       11.39
-------------------------------------------------------------------------------

* Index and Lipper results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 6/30/03, there were 381, 153, and 47 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 6/30/93 to 6/30/03

                Fund's class A            Russell Midcap
                shares at POP              Growth Index

'93                 9,425                    10,000
'94                10,085                    10,208
'95                13,751                    12,905
'96                19,984                    15,950
'97                20,836                    18,756
'98                27,660                    23,260
'99                32,587                    27,985
'00                52,295                    41,583
'01                29,756                    28,480
'02                20,024                    20,980
'03               $20,340                   $22,521

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,089 and $20,024, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $20,526 ($19,809 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $21,053. See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
              Class A      Class B      Class C      Class M       Class R
-------------------------------------------------------------------------------
Share value:  NAV  POP       NAV          NAV        NAV  POP         NAV
-------------------------------------------------------------------------------
6/30/02    $32.28  $34.25  $29.72       $31.53    $30.82  $31.94       --
-------------------------------------------------------------------------------
1/21/03+       --      --      --           --        --      --   $28.90
-------------------------------------------------------------------------------
6/30/03     32.79   34.79   29.96        31.79     31.15   32.28    32.76
-------------------------------------------------------------------------------

* The fund did not make any distributions during the period.

+ Inception date of class R shares.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

S&P 500/BarraValue Index is an unmanaged index of capitalization-weighted stocks chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Independent auditors' report

To the Trustees and Shareholders of Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 11, 2003



The fund's portfolio
June 30, 2003

Common stocks (99.1%) (a)
Number of shares                                                         Value

Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------
     2,286,100 Lamar Advertising Co. (NON)                         $80,493,581
        86,600 Omnicom Group, Inc.                                   6,209,220
                                                                  ------------
                                                                    86,702,801

Aerospace and Defense (0.2%)
-------------------------------------------------------------------------------
       222,200 L-3 Communications Holdings, Inc.
               (NON)                                                 9,663,478
        90,200 United Technologies Corp.                             6,388,866
                                                                  ------------
                                                                    16,052,344

Airlines (1.1%)
-------------------------------------------------------------------------------
     1,561,101 Ryanair Holdings PLC ADR (Ireland)
               (NON)                                                70,093,435
     2,106,500 Southwest Airlines Co.                               36,231,800
                                                                  ------------
                                                                   106,325,235

Automotive (0.4%)
-------------------------------------------------------------------------------
       496,400 Gentex Corp. (NON)                                   15,194,804
       156,300 Johnson Controls, Inc.                               13,379,280
       145,000 Lear Corp. (NON)                                      6,672,900
                                                                  ------------
                                                                    35,246,984

Banking (2.5%)
-------------------------------------------------------------------------------
       243,500 Charter One Financial, Inc.                           7,592,330
       328,600 Greenpoint Financial Corp.                           16,738,884
       191,100 M&T Bank Corp.                                       16,094,442
       555,900 National Commerce Financial Corp.                    12,335,421
     1,644,933 New York Community Bancorp, Inc.                     47,851,101
     1,103,000 North Fork Bancorp., Inc.                            37,568,180
       570,900 South Trust Corp.                                    15,528,480
       293,764 State Street Corp.                                   11,574,302
     1,518,000 TCF Financial Corp.                                  60,477,120
       147,200 Zions Bancorp.                                        7,449,792
                                                                  ------------
                                                                   233,210,052

Beverage (1.1%)
-------------------------------------------------------------------------------
       305,900 Anheuser-Busch Cos., Inc.                            15,616,195
       421,400 Coca-Cola Enterprises, Inc.                           7,648,410
     1,346,500 Pepsi Bottling Group, Inc. (The)                     26,956,930
     1,230,400 PepsiCo, Inc.                                        54,752,800
                                                                  ------------
                                                                   104,974,335

Biotechnology (4.6%)
-------------------------------------------------------------------------------
       409,000 Affymetrix, Inc. (NON)                                8,061,390
     1,274,500 Amgen, Inc. (NON)                                    84,677,780
       740,600 Amylin Pharmaceuticals, Inc. (NON)                   16,211,734
     2,106,000 Celgene Corp. (NON)                                  64,022,400
       150,400 Chiron Corp. (NON)                                    6,575,488
        51,900 Genentech, Inc. (NON)                                 3,743,028
       821,600 Genzyme Corp. (NON)                                  34,342,880
     2,468,500 Gilead Sciences, Inc. (NON)                         137,199,230
       594,800 IDEC Pharmaceuticals Corp. (NON)                     20,223,200
       275,600 IDEXX Laboratories, Inc. (NON)                        9,243,624
       246,200 Invitrogen Corp. (NON)                                9,446,694
       843,500 MedImmune, Inc. (NON)                                30,678,095
        97,300 Trimeris, Inc. (NON)                                  4,444,664
                                                                  ------------
                                                                   428,870,207

Broadcasting (2.3%)
-------------------------------------------------------------------------------
     1,264,800 Entercom Communications Corp. (NON)                  61,987,848
       627,800 Radio One, Inc. Class D (NON)                        11,156,006
       494,400 Univision Communications, Inc. Class
               A (NON)                                              15,029,760
       224,100 Viacom, Inc. Class B (NON)                            9,784,206
     3,384,400 Westwood One, Inc. (NON)                            114,832,692
                                                                  ------------
                                                                   212,790,512

Cable Television (0.1%)
-------------------------------------------------------------------------------
       394,900 Comcast Corp. Class A (Special)
               (NON)                                                11,384,967

Capital Goods (0.1%)
-------------------------------------------------------------------------------
       124,100 Eaton Corp.                                           9,755,501

Chemicals (0.4%)
-------------------------------------------------------------------------------
       180,600 3M Co.                                               23,293,788
       176,600 Praxair, Inc.                                        10,613,660
                                                                  ------------
                                                                    33,907,448

Commercial and Consumer Services (2.3%)
-------------------------------------------------------------------------------
     1,635,500 CDW Corp (NON)                                       74,905,900
     1,090,033 Choicepoint, Inc. (NON)                              37,627,939
       861,400 Cintas Corp.                                         30,528,016
       780,400 Ecolab, Inc.                                         19,978,240
     1,858,900 Paychex, Inc.                                        54,484,359
                                                                  ------------
                                                                   217,524,454

Communications Equipment (2.2%)
-------------------------------------------------------------------------------
     5,110,900 CIENA Corp. (NON)                                    26,525,571
     3,528,700 Cisco Systems, Inc. (NON)                            58,894,003
     6,034,500 Corning, Inc. (NON)                                  44,594,955
     3,222,400 Juniper Networks, Inc. (NON)                         39,861,088
       376,400 QUALCOMM, Inc.                                       13,456,300
     2,879,700 Tellabs, Inc. (NON)                                  18,919,629
                                                                  ------------
                                                                   202,251,546

Computers (3.0%)
-------------------------------------------------------------------------------
     2,189,300 Dell Computer Corp. (NON)                            69,970,028
       853,400 Emulex Corp. (NON)                                   19,431,918
       867,800 Hewlett-Packard Co.                                  18,484,140
       414,500 IBM Corp.                                            34,196,250
     1,463,300 Lexmark International, Inc. (NON)                   103,557,741
     1,248,700 Network Appliance, Inc. (NON)                        20,241,427
     1,135,400 Symbol Technologies, Inc.                            14,771,554
                                                                  ------------
                                                                   280,653,058

Conglomerates (1.3%)
-------------------------------------------------------------------------------
     4,338,300 General Electric Co.                                124,422,444

Consumer Finance (0.9%)
-------------------------------------------------------------------------------
       748,600 Capital One Financial Corp.                          36,816,148
     2,108,700 MBNA Corp.                                           43,945,308
       814,400 Providian Financial Corp. (NON)                       7,541,344
                                                                  ------------
                                                                    88,302,800

Consumer Goods (1.2%)
-------------------------------------------------------------------------------
       188,500 Alberto-Culver Co. Class B                            9,632,350
        82,900 Avon Products, Inc.                                   5,156,380
       312,200 Clorox Co.                                           13,315,330
       372,500 Colgate-Palmolive Co.                                21,586,375
       463,700 Procter & Gamble Co.                                 41,352,766
       447,400 Weight Watchers International, Inc.
               (NON)                                                20,352,226
                                                                  ------------
                                                                   111,395,427

Electric Utilities (0.1%)
-------------------------------------------------------------------------------
       256,300 Progress Energy, Inc.                                11,251,570

Electronics (9.2%)
-------------------------------------------------------------------------------
    15,411,936 Agere Systems, Inc. Class A (NON)                    35,909,811
     1,764,300 Altera Corp. (NON)                                   28,934,520
     1,445,100 Analog Devices, Inc. (NON)                           50,318,382
       337,800 Broadcom Corp. Class A (NON)                          8,414,598
       440,100 Celestica, Inc. (Canada) (NON)                        6,935,976
     2,345,500 Integrated Device Technology, Inc.
               (NON)                                                25,917,775
     5,232,600 Intel Corp.                                         108,754,358
     2,272,100 Intersil Corp. Class A (NON)                         60,460,581
     2,671,300 Jabil Circuit, Inc. (NON)                            59,035,730
     1,912,300 Linear Technology Corp.                              61,595,183
     4,026,300 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                     138,383,931
     1,628,150 Maxim Integrated Products, Inc.                      55,666,449
       340,100 Microchip Technology, Inc.                            8,376,663
     1,413,700 Micron Technology, Inc. (NON)                        16,441,331
     1,673,200 PMC - Sierra, Inc. (NON)                             19,626,636
     2,907,000 QLogic Corp. (NON)                                  140,495,310
       418,700 Silicon Laboratories, Inc. (NON)                     11,154,168
       809,900 Skyworks Solutions, Inc. (NON)                        5,483,023
     1,611,200 Vitesse Semiconductor Corp. (NON)                     7,927,104
                                                                  ------------
                                                                   849,831,529

Energy (3.4%)
-------------------------------------------------------------------------------
       772,700 BJ Services Co. (NON)                                28,868,072
       516,800 Cooper Cameron Corp. (NON)                           26,036,384
       985,800 ENSCO International, Inc.                            26,518,020
     2,030,059 GlobalSantaFe Corp. (Cayman Islands)                 47,381,577
     2,240,500 Halliburton Co.                                      51,531,500
     1,250,000 Nabors Industries, Ltd. (NON)                        49,437,500
       426,400 National-Oilwell, Inc. (NON)                          9,380,800
     1,114,600 Patterson-UTI Energy, Inc. (NON)                     36,113,040
       498,800 Smith International, Inc. (NON)                      18,325,912
       550,900 Weatherford International, Ltd.
               (Bermuda) (NON)                                      23,082,710
                                                                  ------------
                                                                   316,675,515

Financial (1.0%)
-------------------------------------------------------------------------------
       525,100 Citigroup, Inc.                                      22,474,280
     1,062,500 Fannie Mae                                           71,655,000
                                                                  ------------
                                                                    94,129,280

Gaming & Lottery (1.7%)
-------------------------------------------------------------------------------
     1,834,200 Harrah's Entertainment, Inc. (NON)                   73,808,208
       718,400 International Game Technology                        73,513,872
       288,200 MGM Mirage, Inc. (NON)                                9,850,676
                                                                  ------------
                                                                   157,172,756

Health Care Services (8.7%)
-------------------------------------------------------------------------------
       659,000 AdvancePCS (NON)                                     25,193,570
     1,483,200 AmerisourceBergen Corp.                             102,859,920
       793,500 Anthem, Inc. (NON)                                   61,218,525
       438,900 Cardinal Health, Inc.                                28,221,270
     5,264,165 Caremark Rx, Inc. (NON)                             135,183,757
     2,255,500 Community Health Systems, Inc. (NON)                 43,508,595
     1,140,500 Express Scripts, Inc. Class A (NON)                  77,918,960
     1,097,000 Fisher Scientific International,
               Inc. (NON)                                           38,285,300
     3,534,600 Health Management Associates, Inc.                   65,213,370
       637,700 Health Net, Inc. (NON)                               21,012,215
       714,100 Laboratory Corp. of America Holdings
               (NON)                                                21,530,115
     1,835,400 Manor Care, Inc. (NON)                               45,903,354
       435,900 Quest Diagnostics, Inc. (NON)                        27,810,420
       310,600 UnitedHealth Group, Inc.                             15,607,650
       629,900 Universal Health Services, Inc.
               Class B (NON)                                        24,956,638
       777,700 WellChoice, Inc. (NON)                               22,771,056
       552,700 Wellpoint Health Networks, Inc.
               (NON)                                                46,592,610
                                                                  ------------
                                                                   803,787,325

Insurance (1.6%)
-------------------------------------------------------------------------------
       271,900 ACE, Ltd. (Bermuda)                                   9,323,451
       217,800 AMBAC Financial Group, Inc.                          14,429,250
       514,900 American International Group, Inc.                   28,412,182
       851,200 Brown & Brown, Inc.                                  27,664,000
       318,500 Everest Re Group, Ltd. (Barbados)                    24,365,250
     1,541,800 Willis Group Holdings, Ltd.
               (Bermuda)                                            47,410,350
                                                                  ------------
                                                                   151,604,483

Investment Banking/Brokerage (0.5%)
-------------------------------------------------------------------------------
       181,100 Bear Stearns Co., Inc. (The)                         13,115,262
       360,300 Federated Investors, Inc.                             9,879,426
       142,900 Legg Mason, Inc.                                      9,281,355
       321,300 T Rowe Price Group, Inc.                             12,129,075
                                                                  ------------
                                                                    44,405,118

Leisure (0.1%)
-------------------------------------------------------------------------------
       249,600 Harley-Davidson, Inc.                                 9,949,056

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------
     2,241,100 Hilton Hotels Corp.                                  28,663,669
       547,216 Marriott International, Inc. Class A                 21,024,039
                                                                  ------------
                                                                    49,687,708

Machinery (0.1%)
-------------------------------------------------------------------------------
       169,800 Ingersoll-Rand Co. Class A (Bermuda)                  8,034,936

Media (0.6%)
-------------------------------------------------------------------------------
     1,353,400 InterActiveCorp. (NON)                               53,554,038

Medical Technology (4.7%)
-------------------------------------------------------------------------------
     1,379,650 Apogent Technologies, Inc. (NON)                     27,593,000
     1,953,600 Biomet, Inc.                                         55,990,176
       272,000 Boston Scientific Corp. (NON)                        16,619,200
       347,800 Charles River Laboratories
               International, Inc. (NON)                            11,192,204
       571,800 Cytyc Corp. (NON)                                     6,015,336
       247,300 Guidant Corp.                                        10,977,647
       817,700 Medtronic, Inc.                                      39,225,069
     2,026,200 St. Jude Medical, Inc. (NON)                        116,506,500
       400,700 Stryker Corp.                                        27,796,559
       701,100 Varian Medical Systems, Inc. (NON)                   40,362,327
     1,933,400 Zimmer Holdings, Inc. (NON)                          87,099,670
                                                                  ------------
                                                                   439,377,688

Natural Gas Utilities (0.6%)
-------------------------------------------------------------------------------
       965,800 Kinder Morgan, Inc.                                  52,780,970

Oil & Gas (2.1%)
-------------------------------------------------------------------------------
       440,915 Apache Corp.                                         28,685,930
       385,500 Burlington Resources, Inc.                           20,843,985
       666,700 Canadian Natural Resources, Ltd.
               (Canada)                                             26,607,997
       484,000 EOG Resources, Inc.                                  20,250,560
       142,100 Kerr-McGee Corp.                                      6,366,080
       480,900 Murphy Oil Corp.                                     25,295,340
     1,259,000 Noble Corp. (Cayman Islands) (NON)                   43,183,700
     1,168,300 XTO Energy, Inc.                                     23,494,513
                                                                  ------------
                                                                   194,728,105

Pharmaceuticals (8.1%)
-------------------------------------------------------------------------------
       924,000 Abbott Laboratories                                  40,434,240
     1,699,600 Allergan, Inc.                                      131,039,160
       864,950 Barr Laboratories, Inc. (NON)                        56,654,225
       354,000 Cephalon, Inc. (NON)                                 14,570,640
       459,600 Enzon, Inc. (NON)                                     5,754,192
     1,885,500 Forest Laboratories, Inc. (NON)                     103,231,125
       636,900 IVAX Corp. (NON)                                     11,368,665
     1,718,300 Johnson & Johnson                                    88,836,110
       926,600 King Pharmaceuticals, Inc. (NON)                     13,676,616
       269,900 Medicis Pharmaceutical Corp. Class A                 15,303,330
       328,100 Merck & Co., Inc.                                    19,866,455
     4,889,500 Pfizer, Inc.                                        166,976,425
     1,270,700 Watson Pharmaceuticals, Inc. (NON)                   51,298,159
       735,700 Wyeth                                                33,511,135
                                                                  ------------
                                                                   752,520,477

Publishing (0.1%)
-------------------------------------------------------------------------------
       242,900 Tribune Co.                                          11,732,070

Railroads (0.1%)
-------------------------------------------------------------------------------
       407,100 Norfolk Southern Corp.                                7,816,320

Restaurants (1.2%)
-------------------------------------------------------------------------------
       292,500 Applebee's International, Inc.                        9,193,275
       626,800 Brinker International, Inc. (NON)                    22,577,336
       649,400 Darden Restaurants, Inc.                             12,325,612
     2,778,600 Starbucks Corp. (NON)                                68,131,272
                                                                  ------------
                                                                   112,227,495

Retail (10.9%)
-------------------------------------------------------------------------------
       747,100 99 Cents Only Stores (NON)                           25,640,472
       963,900 Advance Auto Parts, Inc. (NON)                       58,701,510
     1,572,300 AutoZone, Inc. (NON)                                119,447,631
     2,576,300 Bed Bath & Beyond, Inc. (NON)                        99,986,203
     1,753,102 Best Buy Co., Inc. (NON)                             76,996,196
       465,500 Coach, Inc. (NON)                                    23,153,970
     1,109,200 Dollar Tree Stores, Inc. (NON)                       35,194,916
     2,602,600 Family Dollar Stores, Inc.                           99,289,190
     1,251,300 Home Depot, Inc. (The)                               41,443,056
       149,800 Kohl's Corp. (NON)                                    7,696,724
     1,083,400 Lowe's Cos., Inc.                                    46,532,030
     1,129,300 Michaels Stores, Inc.                                42,981,158
       416,100 PETCO Animal Supplies, Inc. (NON)                     9,046,014
     1,373,600 PETsMART, Inc.                                       22,897,912
       249,200 Pier 1 Imports, Inc.                                  5,083,680
     1,294,900 Ross Stores, Inc.                                    55,344,026
     2,185,700 Staples, Inc. (NON)                                  40,107,595
       357,400 Talbots, Inc. (The)                                  10,525,430
     5,853,900 TJX Cos., Inc. (The)                                110,287,476
     1,174,700 Wal-Mart Stores, Inc.                                63,046,149
       568,900 Walgreen Co.                                         17,123,890
                                                                  ------------
                                                                 1,010,525,228

Schools (0.8%)
-------------------------------------------------------------------------------
       582,000 Apollo Group, Inc. Class A (NON)                     35,944,320
       569,400 Career Education Corp. (NON)                         38,958,348
                                                                  ------------
                                                                    74,902,668

Semiconductor Production Equipment (2.8%)
-------------------------------------------------------------------------------
     1,814,600 KLA-Tencor Corp. (NON)                               84,360,754
     2,464,800 LAM Research Corp. (NON)                             44,884,008
     2,553,300 Novellus Systems, Inc. (NON)                         93,504,399
     2,101,100 Teradyne, Inc. (NON)                                 36,370,041
                                                                  ------------
                                                                   259,119,202

Shipping (0.6%)
-------------------------------------------------------------------------------
       468,100 C.H. Robinson Worldwide, Inc.                        16,645,636
       363,500 Expeditors International of
               Washington, Inc.                                     12,591,640
       342,600 Hunt (JB) Transport Services, Inc.
               (NON)                                                12,933,150
       450,700 Werner Enterprises, Inc.                              9,554,840
                                                                  ------------
                                                                    51,725,266

Software (8.9%)
-------------------------------------------------------------------------------
     1,672,700 Adobe Systems, Inc.                                  53,643,489
     3,743,900 Amdocs, Ltd. (Guernsey) (NON)                        89,853,600
     1,801,800 BEA Systems, Inc. (NON)                              19,567,548
     1,532,500 BMC Software, Inc. (NON)                             25,025,725
       300,200 Business Objects SA ADR (France)
               (NON)                                                 6,589,390
     2,228,600 Cognos, Inc. (Canada) (NON)                          60,172,200
     3,491,600 Computer Associates International,
               Inc.                                                 77,792,848
       612,800 Electronic Arts, Inc. (NON)                          45,341,072
       659,600 Internet Security Systems, Inc.
               (NON)                                                 9,557,604
       213,000 Intuit, Inc. (NON)                                    9,484,890
       491,000 J.D. Edwards & Co. (NON)                              7,036,030
       614,300 Macromedia, Inc. (NON)                               12,924,872
       913,500 Mercury Interactive Corp. (NON)                      35,270,235
     4,837,000 Microsoft Corp.                                     123,875,570
     1,680,900 NETIQ Corp. (NON)                                    25,986,714
       793,700 Network Associates, Inc. (NON)                       10,064,116
     5,850,500 Oracle Corp. (NON)                                   70,323,010
     1,892,900 Symantec Corp. (NON)                                 83,022,594
       281,100 Synopsys, Inc. (NON)                                 17,386,035
     1,923,300 TIBCO Software, Inc. (NON)                            9,789,597
       648,200 VERITAS Software Corp. (NON)                         18,583,894
     1,439,000 webMethods, Inc. (NON)                               11,699,070
                                                                  ------------
                                                                   822,990,103

Technology Services (3.4%)
-------------------------------------------------------------------------------
     1,968,500 Affiliated Computer Services, Inc.
               Class A (NON)                                        90,019,505
       545,400 Concord EFS, Inc. (NON)                               8,028,288
       505,300 Convergys Corp. (NON)                                 8,084,800
       909,800 Fair, Isaac and Co., Inc.                            46,809,210
     2,526,500 Fiserv, Inc. (NON)                                   89,968,665
     1,924,200 SunGard Data Systems, Inc. (NON)                     49,856,022
     1,450,000 VeriSign, Inc. (NON)                                 20,053,500
                                                                  ------------
                                                                   312,819,990

Telecommunications (2.0%)
-------------------------------------------------------------------------------
     2,089,200 American Tower Corp. Class A (NON)                   18,489,420
       901,900 CenturyTel, Inc.                                     31,431,215
     1,384,800 Cincinnati Bell, Inc. (NON)                           9,278,160
     4,749,800 Citizens Communications Co. (NON)                    61,224,922
     1,655,600 Crown Castle International Corp.
               (NON)                                                12,864,012
     1,297,500 Nextel Communications, Inc. Class A
               (NON)                                                23,458,800
     2,510,400 Sprint Corp. (PCS Group) (NON)                       14,434,800
       900,100 Western Wireless Corp. Class A (NON)                 10,378,153
                                                                  ------------
                                                                   181,559,482

Textiles (0.3%)
-------------------------------------------------------------------------------
       277,100 Columbia Sportswear Co. (NON)                        14,245,711
       324,800 Jones Apparel Group, Inc. (NON)                       9,503,648
                                                                  ------------
                                                                    23,749,359

Tobacco (0.2%)
-------------------------------------------------------------------------------
       352,300 Altria Group, Inc.                                   16,008,512

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------
       100,200 PACCAR, Inc.                                          6,769,512

Waste Management (0.1%)
-------------------------------------------------------------------------------
       165,800 Stericycle, Inc. (NON)                                6,379,984
                                                                --------------
               Total Common stocks (cost $8,066,704,147)        $9,191,585,860

Short-term investments (2.3%) (a) (cost $210,525,868)
Principal amount                                                         Value
-------------------------------------------------------------------------------
  $210,525,868 Short-term investments held in
               Putnam commingled cash account
               with yields ranging from 1.00% to
               1.32% and due dates ranging from
               July 1, 2003 to August 18, 2003 (d)                $210,525,868
-------------------------------------------------------------------------------
               Total Investments (cost $8,277,230,015)          $9,402,111,728
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $9,279,543,301.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See Note 1 to the financial statements.

      Written Options Outstanding at June 30, 2003
      (premium received $774,031)

Contract                               Expiration Date/             Market
Amount                                   Strike Price               Value
-------------------------------------------------------------------------------
684,050 BEA Systems Inc. (Call)         Jul. 03/$12.21              $37,965

391,457 Marvell Technology Group, Ltd.
        (Bermuda) (Call)                Jul. 03/$35.00              436,905
-------------------------------------------------------------------------------
                                                                   $474,870
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
June 30, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$8,277,230,015) (Note 1)                                       $9,402,111,728
-------------------------------------------------------------------------------
Cash                                                                1,892,938
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           3,423,341
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              5,012,919
-------------------------------------------------------------------------------
Receivable for securities sold                                     48,082,115
-------------------------------------------------------------------------------
Total assets                                                    9,460,523,041

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   66,565,555
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         93,523,296
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                       11,526,137
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,443,394
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                         692,413
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,146
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              5,484,579
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$774,031) (Note 3)                                                    474,870
-------------------------------------------------------------------------------
Other accrued expenses                                              1,266,350
-------------------------------------------------------------------------------
Total liabilities                                                 180,979,740
-------------------------------------------------------------------------------
Net assets                                                     $9,279,543,301

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                               $15,315,467,014
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (7,161,104,867)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                               1,125,181,154
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $9,279,543,301

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($6,262,164,399 divided by 190,970,013 shares)                         $32.79
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $32.79)*                $34.79
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,850,775,252 divided by 61,765,115 shares)**                        $29.96
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($64,015,303 divided by 2,013,601 shares)**                            $31.79
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($171,674,949 divided by 5,510,447 shares)                             $31.15
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $31.15)*                $32.28
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class R share
($1,134 divided by 35 shares)                                          $32.76
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($930,912,264 divided by 27,625,566 shares)                            $33.70
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended June 30, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $38,285)                         $43,624,331
-------------------------------------------------------------------------------
Interest                                                            2,096,093
-------------------------------------------------------------------------------
Total investment income                                            45,720,424

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   47,705,161
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     19,985,234
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                     167,416
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       57,144
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                              15,523,491
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                              19,522,444
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 617,371
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               1,307,548
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       2
-------------------------------------------------------------------------------
Other                                                              10,239,247
-------------------------------------------------------------------------------
Total expenses                                                    115,125,058
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,136,861)
-------------------------------------------------------------------------------
Net expenses                                                      112,988,197
-------------------------------------------------------------------------------
Net investment loss                                               (67,267,773)
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1,3 and 5) (including net realized loss of $7,793,180 on sales of investments in
affiliated issuers)                                            (1,803,012,611)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                      (116,813)
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)               (1,271,543)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)            (1,340)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currency during the year                                       280
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts and written options during the year                   1,700,586,801
-------------------------------------------------------------------------------
Net loss on investments                                          (103,815,226)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from operations            $(171,082,999)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended June 30
Decrease in net assets                                 2003              2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                            $(67,267,773)    $(119,437,875)
-------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                (1,804,402,307)   (3,006,508,087)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                         1,700,587,081    (3,375,642,424)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from
operations                                     (171,082,999)   (6,501,588,386)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                     (2,445,455,367)   (2,586,368,633)
-------------------------------------------------------------------------------
Total decrease in net assets                 (2,616,538,366)   (9,087,957,019)

Net assets
-------------------------------------------------------------------------------
Beginning of year                            11,896,081,667    20,984,038,686
-------------------------------------------------------------------------------
End of year                                  $9,279,543,301   $11,896,081,667
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $32.28          $47.97          $96.61
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.17)           (.22)           (.37)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .68          (15.47)         (38.81)
-------------------------------------------------------------------------------
Total from investment
operations                                .51          (15.69)         (39.18)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --           (9.46)
-------------------------------------------------------------------------------
Total distributions                        --              --           (9.46)
-------------------------------------------------------------------------------
Net asset value, end of period         $32.79          $32.28          $47.97
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             1.58          (32.71)         (43.10)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                          $6,262,164      $7,683,016     $12,595,034
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.09             .98             .89
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.57)           (.57)           (.55)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  42.43           76.67           67.74
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $65.61          $57.68
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.54)           (.32)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              38.84           10.13
-------------------------------------------------------------------------------
Total from investment
operations                              38.30            9.81
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments   (7.30)          (1.88)
-------------------------------------------------------------------------------
Total distributions                     (7.30)          (1.88)
-------------------------------------------------------------------------------
Net asset value, end of period         $96.61          $65.61
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            60.49           17.81
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                         $21,138,863     $11,817,798
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .86             .93
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.64)           (.56)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.13           76.54
--------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $29.72          $44.50          $91.07
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.36)           (.48)           (.77)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .60          (14.30)         (36.34)
-------------------------------------------------------------------------------
Total from investment
operations                                .24          (14.78)         (37.11)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --           (9.46)
-------------------------------------------------------------------------------
Total distributions                        --              --           (9.46)
-------------------------------------------------------------------------------
Net asset value, end of period         $29.96          $29.72          $44.50
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             0.81          (33.21)         (43.48)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                          $1,850,775      $2,739,100      $6,137,938
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.84            1.73            1.53
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.33)          (1.32)          (1.19)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  42.43           76.67           67.74
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $62.51          $55.42
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.98)           (.66)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              36.84            9.63
-------------------------------------------------------------------------------
Total from investment
operations                              35.86            8.97
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments   (7.30)          (1.88)
-------------------------------------------------------------------------------
Total distributions                     (7.30)          (1.88)
-------------------------------------------------------------------------------
Net asset value, end of period         $91.07          $62.51
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            59.53           17.01
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                         $12,343,996      $8,382,292
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.46            1.60
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.24)          (1.23)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.13           76.54
--------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $31.53          $47.21          $95.94
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.37)           (.50)           (.82)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .63          (15.18)         (38.45)
-------------------------------------------------------------------------------
Total from investment
operations                                .26          (15.68)         (39.27)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --           (9.46)
-------------------------------------------------------------------------------
Total distributions                        --              --           (9.46)
-------------------------------------------------------------------------------
Net asset value, end of period         $31.79          $31.53          $47.21
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             0.83          (33.21)         (43.53)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                             $64,015         $79,149        $136,417
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.84            1.73            1.64
-------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets
(%)                                     (1.32)          (1.32)          (1.29)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  42.43           76.67           67.74
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------
                                                                For the period
                                                                   July 26,
                                                                   1999 to
Per-share                                                          June 30
operating performance                                                2000
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                                              $65.31
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                                              (1.13)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                           39.06
-------------------------------------------------------------------------------
Total from investment
operations                                                           37.93
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments                                (7.30)
-------------------------------------------------------------------------------
Total distributions                                                  (7.30)
-------------------------------------------------------------------------------
Net asset value, end of period                                      $95.94
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                                                         60.14*

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                                        $118,720
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                                                     1.50*
-------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets
(%)                                                                  (1.30)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                                               53.13
--------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $30.82          $46.03          $93.63
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.30)           (.40)           (.69)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .63          (14.81)         (37.45)
-------------------------------------------------------------------------------
Total from investment
operations                                .33          (15.21)         (38.14)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --           (9.46)
-------------------------------------------------------------------------------
Total distributions                        --              --           (9.46)
-------------------------------------------------------------------------------
Net asset value, end of period         $31.15          $30.82          $46.03
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             1.07          (33.04)         (43.38)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $171,675        $223,964        $411,251
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.59            1.48            1.39
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.07)          (1.07)          (1.05)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  42.43           76.67           67.74
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $64.05          $56.65
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.93)           (.58)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              37.81            9.86
-------------------------------------------------------------------------------
Total from investment
operations                              36.88            9.28
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments   (7.30)          (1.88)
-------------------------------------------------------------------------------
Total distributions                     (7.30)          (1.88)
-------------------------------------------------------------------------------
Net asset value, end of period         $93.63          $64.05
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            59.71           17.19
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $770,194        $491,209
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.36            1.43
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (1.14)          (1.06)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.13           76.54
--------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-------------------------------------------------------------------------------
                                                                    For the
                                                                    period
                                                                    Jan. 21,
                                                                    2003 to
Per-share                                                           June 30
operating performance                                                 2003
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                                              $28.90
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                                               (.10)
-------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   3.96
-------------------------------------------------------------------------------
Total from investment
operations                                                            3.86
-------------------------------------------------------------------------------
Net asset value, end of period                                      $32.76
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                                                         13.36*
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                                              $1
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                                                      .59*
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                             (.36)*
-------------------------------------------------------------------------------
Portfolio turnover (%)                                               42.43
--------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------

Per-share                                          Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $33.09          $49.05          $98.28
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.10)           (.13)           (.21)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                .71          (15.83)         (39.56)
-------------------------------------------------------------------------------
Total from investment
operations                                .61          (15.96)         (39.77)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments      --              --           (9.46)
-------------------------------------------------------------------------------
Total distributions                        --              --           (9.46)
-------------------------------------------------------------------------------
Net asset value, end of period         $33.70          $33.09          $49.05
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                             1.85          (32.54)         (42.96)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                            $930,912      $1,170,852      $1,703,399
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .84             .73             .64
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.33)           (.32)           (.30)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  42.43           76.67           67.74
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS Y
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $66.49          $58.28
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment loss (a)                  (.34)           (.19)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              39.43           10.28
-------------------------------------------------------------------------------
Total from investment
operations                              39.09           10.09
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net realized gain on investments   (7.30)          (1.88)
-------------------------------------------------------------------------------
Total distributions                     (7.30)          (1.88)
-------------------------------------------------------------------------------
Net asset value, end of period         $98.28          $66.49
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            60.88           18.11
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands                          $2,684,761      $1,032,022
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                         .61             .68
-------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                (.39)           (.32)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  53.13           76.54
-------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2003

Note 1
Significant accounting policies

Putnam New Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended June 30, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $6,314,401,797 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
$4,537,913,879   June 30, 2010
 1,776,487,918   June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004 $692,952,364 of losses recognized during the period November 1, 2002 to June 30, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2003, the fund reclassified $67,267,773 to decrease accumulated net investment loss and $67,269,116 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $1,343.


The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $1,664,400,413
Unrealized depreciation              (693,269,406)
                                     ------------
Net unrealized
appreciation                          971,131,007
Undistributed ordinary income                  --
Capital loss carryforward          (6,314,401,797)
Post October loss                    (692,952,364)

Cost for federal income
tax purposes                       $8,430,980,721

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, June 30, 2003 the fund's expenses were reduced by $2,136,861 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,274 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $604,277 and $12,838 from the sale of class A and class M shares, respectively, and received $3,047,268 and $10,207 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received $19,007 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $3,961,625,542 and $6,419,770,108, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                      Contract      Premiums
                                       Amounts      Received
------------------------------------------------------------
Written options
outstanding at
beginning of year                      962,946    $1,795,689
------------------------------------------------------------
Options opened                       6,587,278     6,589,235
Options exercised                   (1,640,916)   (1,421,920)
Options expired                     (3,685,432)   (3,628,717)
Options closed                      (1,148,369)   (2,560,256)
------------------------------------------------------------
Written options
outstanding at
end of year                          1,075,507      $774,031
------------------------------------------------------------

Note 4
Capital shares

At June 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            43,125,612   $1,258,711,111
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       43,125,612    1,258,711,111

Shares repurchased                    (90,164,299)  (2,597,816,023)
------------------------------------------------------------------
Net decrease                          (47,038,687) $(1,339,104,912)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            62,573,325   $2,445,682,974
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       62,573,325    2,445,682,974

Shares repurchased                    (87,135,355)  (3,349,717,926)
------------------------------------------------------------------
Net decrease                          (24,562,030)   $(904,034,952)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             4,980,520     $133,813,898
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --              --
------------------------------------------------------------------
                                        4,980,520      133,813,898

Shares repurchased                    (35,379,784)    (941,198,727)
------------------------------------------------------------------
Net decrease                          (30,399,264)   $(807,384,829)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             8,011,423     $289,869,585
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                        8,011,423      289,869,585

Shares repurchased                    (53,779,557)  (1,931,379,581)
------------------------------------------------------------------
Net decrease                          (45,768,134) $(1,641,509,996)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               327,373       $9,439,783
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                          327,373        9,439,783

Shares repurchased                       (824,105)     (23,109,623)
------------------------------------------------------------------
Net decrease                             (496,732)    $(13,669,840)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               697,816      $26,877,383
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                          697,816       26,877,383

Shares repurchased                     (1,077,087)     (40,587,722)
------------------------------------------------------------------
Net decrease                             (379,271)    $(13,710,339)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               808,682      $22,475,857
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                          808,682       22,475,857

Shares repurchased                     (2,564,505)     (70,748,632)
------------------------------------------------------------------
Net decrease                           (1,755,823)    $(48,272,775)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             1,148,993      $42,919,534
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                        1,148,993       42,919,534

Shares repurchased                     (2,817,021)    (103,146,741)
------------------------------------------------------------------
Net decrease                           (1,668,028)    $(60,227,207)
------------------------------------------------------------------

                                   For the period January 21, 2003
                                      (commencement of operations)
                                                  to June 30, 2003
------------------------------------------------------------------
Class R                                    Shares           Amount
------------------------------------------------------------------
Shares sold                                    35           $1,000
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                               35            1,000

Shares repurchased                             --               --
------------------------------------------------------------------
Net increase                                   35           $1,000
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class Y                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             9,865,836     $297,562,806
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                        9,865,836      297,562,806

Shares repurchased                    (17,626,550)    (534,586,817)
------------------------------------------------------------------
Net decrease                           (7,760,714)   $(237,024,011)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class Y                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            13,049,206     $518,001,876
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                       13,049,206      518,001,876

Shares repurchased                    (12,393,459)    (484,888,015)

------------------------------------------------------------------
Net increase                              655,747      $33,113,861
------------------------------------------------------------------

At June 30, 2003, Putnam Investments, LLC owned 35 class R shares of the fund (100% of class R shares outstanding), valued at $1,134.

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of                     Purchase      Sales     Dividend      Market
affiliate                     cost        cost       Income       Value
-------------------------------------------------------------------------
Apogent Technologies, Inc. $101,858   $105,433,313    $--          $--
Hewitt Associates, Inc.
Class A                  19,189,677     24,688,880     --           --
-------------------------------------------------------------------------
Totals                  $19,291,535   $130,122,193    $--           $--
-------------------------------------------------------------------------

Market values are shown for those securities affiliated at period end.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of  June 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)  Clerk and
Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.


AN013-88681  852/358/983/526  8/03

Not FDIC Insured         May Lose Value         No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam New Opportunities Fund
Supplement to Annual Report dated 6/30/03.

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 6/30/03

                                                                        NAV

1 year                                                                 1.85%
5 years                                                              -25.52
Annual average                                                        -5.72
10 years                                                             120.78
Annual average                                                         8.24
Life of fund (since class A inception, 8/31/90)
Annual average                                                        14.47

Share value:                                                            NAV

6/30/02                                                              $33.09
6/30/03                                                              $33.70

----------------------------------------------------------------------------

Distributions: The fund did not make any distributions during this period.

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: August 22, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: August 22, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: August 22, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: August 22, 2003